Lonestar Resources US, Inc. IPAA Oil & Gas Investment Symposium April 10, 2018 Exhibit 99.2

Disclaimer and Forward Looking Statements Forward Looking Statements The information in this presentation includes “forward-looking statements” that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Lonestar Resources US Inc.’s (“LONE” or the “Company”) current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the exploration for and development, production, gathering and sale of oil and natural gas. These risks include, but are not limited to, variations in the market demand for, and prices of, crude oil, NGLs and natural gas, lack of proved reserves, estimates of crude oil, NGLs and natural gas data, the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing, borrowing capacity under our credit facilities, general economic and business conditions, failure to realize expected value creation from property acquisitions, uncertainties about our ability to replace reserves and economically develop our reserves, risks related to the concentration of our operations, drilling results, potential financial losses or earnings reductions from our commodity price risk management programs, potential adoption of new governmental regulations, our ability to satisfy future cash obligations and environmental costs and the risk factors discussed in or referenced in our filings with the United States Securities and Exchange Commission (“SEC”), including our Registration Statement on Form 10, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or cost increases. Reconciliation of Non-GAAP Financial Measure EBITDAX is a financial measure that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Reconciliations of this non- GAAP financial measure can be found in this presentation. Industry and Market Data This presentation has been prepared by LONE and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although LONE believes these third-party sources are reliable as of their respective dates, LONE has not independently verified the accuracy or completeness of this information. Some data are also based on the LONE’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above.

Experienced Management Team John H. Pinkerton Chairman of the Board 37 years experience in the oil and gas industry Founder, Chairman and Chief Executive Officer Range Resources Built Range Resources into a $10 billion Exploration & Production company Executive Previous Experience Biography Tom H. Olle VP – Reservoir Engineering Over 37 years oil and gas industry experience Senior level expertise in reservoir management / project development across a broad array of reservoir types Senior roles at US public companies Encore Acquisition Corp and Burlington Resources High Caliber Executive Team with Deep Industry Expertise and 30 Years of Average Experience Gerrity Oil & Gas Frank D. Bracken, III Chief Executive Officer 31 years experience in oil and gas finance Previously Managing Director at Jefferies LLC, where he led >$5 billion in oil and gas transactions Former CFO / Director of Gerrity Oil & Gas Corp, a NYSE-listed E&P Company GOG Jana Payne VP – Geosciences Over 25 years in all aspects of oil and gas exploration and development Geologic Manager for Petrohawk, responsible for discovery of Hawkville Field, first commercial Eagle Ford Shale well in 2008 Senior Exploitation Manager for Halcon Resources Experience in Eagle Ford, Haynesville, Bossier, Utica and Tuscaloosa Marine Shales Barry D. Schneider Chief Operating Officer 32 years oil and gas industry experience Senior level expertise in management of regional business units at large independent oil & gas companies Previously with US public companies Denbury Resources and Conoco-Phillips

Executive Summary

Key Investor Considerations

- **2017 Was A Year Of High Growth For Lonestar**
  - 82% increase in Proved Reserves
  - 225% Increase in Proved PV-10- $648 MM [1]
  - 1,500% Reserve Replacement
  - "All Sources" Finding & Onstream Costs of $6.07 per BOE
- **Lonestar Made Meaningful Financial Progress in 2017**
  - $115MM of acquisitions funded with $80MM Cvt. Pfd. & $10MM common stock
  - Redeemed 8 ¾% Senior Notes due April 2019
  - Issued new $250 MM Senior Unsecured Notes due January 2023
  - Borrowing Base is $160 MM, $62 MM drawn at 12/31/2017
  - ~$100 MM in Net Liquidity
- **Lonestar Is Positioned For Strong Growth in 2018**
  - Drill 17-19 gross wells, spend $95 to $100 MM
  - Forecasted IRR's of 2018 program exceeds 60%
  - Production Guidance of 10,000-10,700 BOEPD = 65% Growth
  - EBITDAX Guidance of $100 to $110 MM = 65% Growth
- **Lonestar Has Secured Energy Services to Deliver Timely Results**
  - Rigs under contract to drill 2018 capital program, with optionality to expand
  - Executed agreement for dedicated frac spread for 2018
- **2018 Completions Are Off to A Strong Start…**
  - Hawkeye (Gonzales County) tested at average rates of 1,115 Boe/d
  - Horned Frog (LaSalle County) tested at average rates of 2,138 Boe/d
- **… And Production Is Ramping Quickly**
  - 1Q18 Guidance- 7,550 to 7,650 Boe/d
  - March 2018- 8,350 to 8,450 Boe/d
  - 1Q18 Exit Rate- 9,500 to 10,000 Boe/d

Net Eagle Ford Leasehold



70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Acres
2012
2013
2014
2015
2016
2017

Proved Reserves



80
70
60
50
40
30
20
10
0
Proved Reserves (MMBOE)
2012
2013
2014
2015
2016
2017

[1] *Based on WD Von Gonten reserve report, prices based on NYMEX Strip at 1/2/2018 2 Excludes Karnes County locations, which have IRR's of 71%*

4

Company Profile 1 12/31/2017Reserves based on NYMEX Strip as of 1/2/2018 * Please see the reserves disclosures at the end of this presentation Production Proved Reserves1 PV-10 Value1 Eastern Central Western Engineered Acreage* Non-Engineered Acreage* Acquired Acreage 6,495Boe/d 76.2 MMBoe $382 MM $648MM 44.9 MMBoe 5,495 Boe/d 18% 70% 70% 2016 2017 2016 2017 2016 2017

2017 Capital Results vs. Peers 2017 Reserve Replacement Ratio All Sources Finding & Onstream Costs ($/Boe) Reserve Replacement as a % of 2017 Production Finding & Onstream Costs ($/Boe) Note: Figures above calculated from data publically disclosed from the peer companies

Crude Oil Weighted Production Yields High Margins 2017 LOE / Boe Cost and % Liquids 2017 EBITDAX Margin Source: Company Press Releases for FY17

Strip PV-10 Per Share Strip PV-10 Strip PV-10 Less Net Debt (Per Share) +70% +33%

Geo-Engineered Completions Continue to Improve Results

LONESTAR RESOURCES

Integrated Approach to Drilling, Completion, Stimulation & Production of Eagle Ford Laterals

Technical Process	Application Experience
• Vertical Pilot Logs Used To Select Geo-target to Optimize Both Reservoir & Mechanical Properties ▪ Reservoir Properties - Porosity, Total Organic Content, Clay Volume ▪ Mechanical Properties - Young's Modulus, Poisson's Ratio, Minimum In-situ Stress ➢ *Results of Analysis Determine Geosteering Target*	Horned Frog (2015) Beall Ranch (2015, 2016) Cyclone (2016, 2017) Burns Ranch (2016, 2017)
• Azimuthal Gamma Ray LWD Tool to Assist in Geosteering ▪ Multi-planar Gamma ray data determines dip angle and direction in real time • Lateral "Thru-Bit" Logs Run to TD for Detailed Rock Properties Analysis ▪ Triple Combo Log with Spectral Gamma Ray and Dipole Sonic Logs	Beall Ranch (2015, 2016) Cyclone/Hawkeye (2016, 2017) Burns Ranch (2016, 2017) Horned Frog (2018)

• Mangrove Stimulation Design
▪ Utilize Thru-Bit Log Data For Reservoir Characterization
▪ Models Key Mechanical Properties To Optimize Stimulation
    ▪ Vertical and lateral rock heterogeneity
    ▪ Planar and Non-planar fractures
    ▪ Account for multi-well stress shadows to optimize zipper fracs
➢ *Facilitates Design of Engineered (Non-Geometric) Completion, Usually Yielding 150' Stages*
	Horned Frog (2015, 2018)
	Beall Ranch (2015, 2016)
	Cyclone/Hawkeye (2016, 2017)
	Burns Ranch (2016, 2017)

• Increased Use of Diverters, Both Near-Field and Far-Field ▪ Engineered fibrous pill designed to create near-wellbore isolation to augment frac efficacy across all perforations, maximizing wellbore coverage ▪ Increase efficiency through fewer pumped stages, coiled tubing plug drill outs	Beall Ranch (2016) Cyclone/Hawkeye (2016, 2017, 2018) Burns Ranch (2016, 2017)
• Engineered Flowback ▪ Lonestar has increasingly applied controlled flowbacks ▪ Implement solids and fluids analysis to avoid negative impact of hydraulic fractures and assess success of completion strategies	Beall Ranch (2016. 2017) Cyclone (2016, 2017) Burns Ranch (2017) Wildcat (2017)

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The Value of Extended Reach Laterals in the Eagle Ford Vertical + Angle Drilling Completion Casing Tubing Cementing $1.3 MM Surface & Facilities Drilling Pad Wellhead Equipment Separation Storage Compression Gathering $0.4 MM 5,000’ Lateral Drilling Completion Casing Fracture Stimulation Other $3.1 MM $0.4 MM $1.7 MM $4.8 MM +5,000’ Lateral Drilling Completion Casing Fracture Stimulation Other $2.3 MM $7.1 MM Total Total Extended Reach Cumulative Cost Cumulative Cost Cumulative Cost Cumulative Cost Note: NYMEX Strip as of January 2, 2018 1 Surface and faculties costs are allocated for 3 well pad (Source of reserve forecast for 10,000’ lateral- W.D. Von Gonten from our Cyclone area); 2IRR based on reserve forecast for 10,000’ lateral and average type curve from W.D. Von Gonten for our Cyclone area Lateral 5,000’ + 5,000’ 10,000’ Completed Well Cost ($MM) $4.8MM $2.3 MM $7.1 MM Gross Reserves (BOE) 281,000 354,000 632,000 Net Reserves (BOE) 227,000 294,000 521,000 Finding & Onstream Cost ($/BOE) $20.99 $8.05 $12.96 PV10 ($MM) $1.2 MM $3.8MM $6.6 MM Internal Rate of Return2 26% 175% 61%

2018 Capital Program Areas of Focus

Cyclone/Hawkeye – Locator Map Cyclone #10H Cyclone #9H Cyclone #5H Cyclone #4H Cyclone #27H Cyclone #26H Harvey Johnson #1H-#6H Hawkeye #1H & #2H Type Gross Net Acreage 9,443 7,808 HBP 7,718 6,450 Developed 1,910 1,579 Undeveloped 7,533 6,229 Producing Wells 16 12 Drilling Locations 43 28 *Offset operator EUR’s are Lonestar internal estimates Leasehold Summary Legend PDP # – Oil EUR/1000’ # – Gas EUR/1000’ # – BOE EUR/1000’ # – proppant/ft PUD PROB

Cyclone Economic Summary W.D. Von Gonten & Co. Type Curve Economic Summary 1 1 All reserves and economic data sourced from Lonestar’s 12/31/17 reserve report, independently engineered by WD Von Gonten &Co. Prices based on NYMEX Strip at 1/2/2018

Hawkeye Results 30-Day Average Oil Production 60-Day Average Oil Production Hawkeye wells are 28% better than average Cyclone well, per foot Hawkeye wells are 16% better than our best Cyclone well, per foot Outperforming Third Party projections by 17% Highlights Hawkeye wells are 43% better than average Cyclone well, per foot Hawkeye wells are 16% better than our best Cyclone well, per foot Outperforming Third Party projections by 17% Highlights Third Party Forecast Third Party Forecast

Karnes County – Locator Map Type Gross Net Acreage 5,037 3,914 HBP 4,259 3,274 Developed 2,773 2,107 Undeveloped 2,264 1,807 Producing Wells 12 9 Drilling Locations 35 28 *Offset operator EUR’s are Lonestar internal estimates Leasehold Summary Legend PDP # – Oil EUR/1000’ # – Gas EUR/1000’ # – BOE EUR/1000’ # – proppant/ft PUD PROB Georg #18,19H,20H

Karnes County Economic Evaluation W.D. Von Gonten & Co. Type Curve Economic Summary1 1 All reserves and economic data sourced from Lonestar’s 12/31/17 reserve report, independently engineered by WD Von Gonten &Co. Prices based on NYMEX Strip at 1/2/2018

Horned Frog – Locator Map Type Gross Net Acreage 6.733 6,050 HBP 5,347 5,022 Developed 653 572 Undeveloped 6,120 5,478 Producing Wells 6 6 Drilling Locations 27 27 *Offset operator EUR’s are Lonestar internal estimates Leasehold Summary Legend PDP # – Oil EUR/1000’ # – Gas EUR/1000’ # – BOE EUR/1000’ # – proppant/ft PUD PROB Horned Frog G#1H & H#1H

Horned Frog Economic Evaluation W.D. Von Gonten & Co. Type Curve Economic Summary1 Longer Laterals 37% $3.7 MM Historical Gas/ft 44% $4.8 MM Choke Management 51% $7.0 MM Better Geosteering ???? ???? Gen 5- Path to Improved Returns 2 Improvement IRR PV-10 1 All reserves and economic data sourced from Lonestar’s 12/31/17 reserve report, independently engineered by WD Von Gonten &Co. Prices based on NYMEX Strip at 1/2/2018

Executive Summary

Key Investor Considerations

- **2017 Was A Year Of High Growth For Lonestar**
  - 82% increase in Proved Reserves
  - 225% Increase in Proved PV-10- $648 MM [1]
  - 1,500% Reserve Replacement
  - "All Sources" Finding & Onstream Costs of $6.07 per BOE
- **Lonestar Made Meaningful Financial Progress in 2017**
  - $115MM of acquisitions funded with $80MM Cvt. Pfd. & $10MM common stock
  - Redeemed 8 ¾% Senior Notes due April 2019
  - Issued new $250 MM Senior Unsecured Notes due January 2023
  - Borrowing Base is $160 MM, $62 MM drawn at 12/31/2017
  - ~$100 MM in Net Liquidity
- **Lonestar Is Positioned For Strong Growth in 2018**
  - Drill 17-19 gross wells, spend $95 to $100 MM
  - Forecasted IRR's of 2018 program exceeds 60%
  - Production Guidance of 10,000-10,700 BOEPD = 60% Growth
  - EBITDAX Guidance of $100 to $110 MM = 65% Growth
- **Lonestar Has Secured Energy Services to Deliver Timely Results**
  - Rigs under contract to drill 2018 capital program, with optionality to expand
  - Executed agreement for dedicated frac spread for 2018
- **2018 Completions Are Off to A Strong Start…**
  - Hawkeye (Gonzales County) tested at average rates of 1,115 Boe/d
  - Horned Frog (LaSalle County) tested at average rates of 2,138 Boe/d
- **… And Production Is Ramping Quickly**
  - 1Q18 Guidance- 7,550 to 7,650 Boe/d
  - March 2018- 8,350 to 8,450 Boe/d
  - 1Q18 Exit Rate- 9,500 to 10,000 Boe/d

Net Eagle Ford Leasehold



70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Acres
2012
2013
2014
2015
2016
2017

Proved Reserves



80
70
60
50
40
30
20
10
0
Proved Reserves (MMBOE)
2012
2013
2014
2015
2016
2017

[1] Based on WD Von Gonten reserve report, prices based on NYMEX Strip at 1/2/2018 2 Excludes Karnes County locations, which have IRR's of 71%

19